Exhibit 10.1
THIS AMENDMENT NO. 2 is made this 28th day of January, 2010
BETWEEN:
(1)	Cornerstone Therapeutics Inc., a corporation organized under the laws of the State of Delaware, and with its principal office at 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518 (“CRTX”); and

(2)	Abbott Laboratories, a corporation organized under the laws of the State of Illinois, and having its principal office at 100 Abbott Park Road, Abbott Park, Illinois 60064 (“Abbott”)
RECITALS:
(A)	Critical Therapeutics, Inc. (“CTI”) and Abbott entered into a License Agreement dated December 18, 2003, and amended such agreement pursuant to Amendment No. 1 dated April 13, 2005 (as amended, the “Original Agreement”).

(B)	CRTX and Abbott have agreed to amend the Original Agreement by and upon the terms of this Amendment No. 2.
OPERATIVE PROVISIONS:
1.	Introduction, Definitions and Interpretation

1.1	This Amendment No. 2 is incorporated into and made a part of the Original Agreement. In the event of a conflict between the terms of the Original Agreement and those of this Amendment No. 2, the terms of this Amendment No. 2 shall govern.

1.2	In this amendment, the expression “this Amendment No. 2” shall mean this Amendment No. 2, including its recitals.

1.3	Except where expressly provided to the contrary in this Amendment No 2.
1.3.1	all capitalized terms used in this Amendment No. 2 shall have the same meanings as are assigned thereto in the Original Agreement, as amended by this Amendment No. 2; and

1.3.2	this Amendment No. 2 shall be interpreted in the same manner as the Original Agreement.
1.4	CRTX represents and warrants that is the successor in interest to CTI and has assumed all obligations of CTI under the Original Agreement.

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2.	Amendments. The parties agree that with effect from the Amendment No. 2 Date, the Original Agreement is hereby amended as follows:

2.1	All references to “Critical Therapeutics, Inc.” in the Original Agreement shall be changed to “Cornerstone Therapeutics Inc.,” and references to “CTI” in the Original Agreement shall be changed to “CRTX.”

2.2	Article 1 shall be amended by the addition of the following definition:

“’Amendment No. 2 Date’ shall mean January 28th, 2010.”

2.3	Section 1.21, fourth line of the Original Agreement, shall be amended by insertion of the words “or Patent Rights (as such term is defined in the License Agreement)” between the words “Patents” and “but.”

2.4	The references to “Zileuton CR” in the first and third sentences of Section 2.1(ii) of the Original Agreement shall be changed to references to “Products.”

2.5	CRTX’s notice addresses under Section 13.1 of the Original Agreement shall be changed to the following:
Cornerstone Therapeutics Inc.
1255 Crescent Green Drive, Suite 250
Cary, North Carolina 27518
Attention: Chief Executive Officer
FACSIMILE: 919-678-6537
with a copy to:
Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.
2500 Wachovia Capitol Center
Post Office Box 2611
Raleigh, North Carolina 27602-2611
Attention: Mark A. Ash, Esq.
FACSIMILE: 919-821-6800
3.	Milestones.

a. Abbott acknowledges that CRTX is pursing a [***] formulation of the [***] product (the “New Formulation”). For avoidance of doubt, Abbott agrees that no License Fee shall be owed by CRTX with respect to the New Formulation under Section 6.1 of Original Agreement, no milestones shall be owed by CRTX with respect to the New Formulation under Section 6.2(i)-(vi) of the Original Agreement, and Abbott’s Covenant Not to Sue in Section 2.5 shall apply to the New Formulation. Section 6.5 of the Original Agreement shall be amended by

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replacement of the words “for the CR Formulation” with the words “any Product.” Section 6.4 of the Original Agreement shall be amended by insertion of the word “each between the words “of” and “Product.”

b. The following new Section 6.2 (a) shall be added to the Original Agreement as follows:
“6.2(a) Notwithstanding anything herein to the contrary, with respect to the first FDA approval of each Product (including, but not limited to, the New Formulation) occurring after the Amendment No. 2 Date, CRTX shall pay to Abbott: (x) a milestone payment in the amount of [***] dollars ($[***]), to be paid [***] of such approval; and (y) [***] of such approval, a milestone payment in the amount of [***] dollars ($[***]).”
4.	No other Amendment; Confirmation. Save as amended by this Amendment No. 2, the parties hereto confirm that the Original Agreement shall continue in full force and effect in all respects.

5.	Counterparts. This Amendment No. 2 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment No. 2.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 2 as of the Amendment No. 2 Date.
SIGNED:
For and on behalf of
CORNERSTONE THERAPEUTICS INC.

/s/ Andrew Powell
Name:	Andrew Powell
Title:	Secretary

For and on behalf of ABBOTT LABORATORIES
/s/ O. Bohuon
Name:	Olivier Bohuon
Title:	E.V.P. Pharmaceuticals

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